EQ ADVISORS TRUST

SUPPLEMENT DATED DECEMBER 5, 2008 TO THE PROSPECTUS DATED MAY 1, 2008

This Supplement updates certain information contained in the Prospectus dated May 1, 2008, of EQ Advisors Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

This Supplement contains additional information regarding the participation of the EQ/Money Market Portfolio (“Portfolio”) of the Trust in the U.S. Treasury Department’s Temporary Money Market Fund Guarantee Program (“Program”).

Continued Participation in the U.S. Department of the

Treasury’s Temporary Guarantee Program for Money Market Funds

At a meeting held on October 6, 2008, the Board of Trustees (the “Board”) of the Trust approved the participation by the Portfolio in the Program. Subject to certain conditions and limitations, in the event that the per share value of the Portfolio falls below $0.995 and the Portfolio liquidates, the Program will provide coverage to shareholders in the Portfolio as of September 19, 2008, for up to $1.00 per share for the lesser of either the number of shares the investor held in the Portfolio at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $0.995. The Program applies only to shareholders of record on September 19, 2008 who maintain a positive account balance in the Portfolio from the close of business on that date through the earlier of the date on which the Portfolio’s per share value falls below $0.995 if this were to occur or the date on which the Program terminates. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

On November 24, 2008, the U.S. Department of Treasury announced the extension of the Program, which was due to expire on December 18, 2008, from December 19, 2008 through April 30, 2009. At a meeting held on December 4, 2008, the Board of the Trust approved the Portfolio’s continued participation in the Program through April 30, 2009.

Participation in the Program for the period December 19, 2008 through April 30, 2009 requires a payment to the U.S. Treasury Department in the amount of 0.015% of based on the net asset value of the Portfolio as of September 19, 2008. This expense will be borne by the Portfolio. This amount is in addition to the payment made for participation in the initial three-month term of the Program. The Treasury Department has indicated that it may, in the future, determine to extend the Program beyond April 30, 2009, but no later than through September 18, 2009.

The Program is funded from assets in the Exchange Stabilization Fund (“ESF”). Payments to investors under the Program will depend on the availability of assets in the ESF. The U.S. Department of Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program. More information about the Program is available at http://www.ustreas.gov.